WESTERN ASSET INFLATION INDEXED PLUS BOND FUND

Schedule of investments (unaudited)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 85.7%
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	2,154,750	$2,214,516
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	4,690,225	5,130,400
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,070,198	1,084,404
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,231,221	3,381,152
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	1,058,672	929,638
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	6,155,731	4,730,490
U.S. Treasury Bonds, Inflation Indexed	0.250%	2/15/50	4,558,556	2,882,448
U.S. Treasury Bonds, Inflation Indexed	0.125%	2/15/52	1,661,880	979,934
U.S. Treasury Bonds, Inflation Indexed	1.500%	2/15/53	726,285	634,777
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/26	3,998,536	3,830,114
U.S. Treasury Notes, Inflation Indexed	0.125%	10/15/26	6,433,419	6,138,622
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/27	5,461,700	5,147,220
U.S. Treasury Notes, Inflation Indexed	0.750%	7/15/28	1,105,803	1,056,733
U.S. Treasury Notes, Inflation Indexed	0.875%	1/15/29	4,275,040	4,076,847
U.S. Treasury Notes, Inflation Indexed	0.250%	7/15/29	1,929,168	1,779,487
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/30	3,236,598	2,931,013
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/32	1,891,420	1,653,270
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/33	1,449,546	1,360,219

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $56,522,962)				49,941,284

CORPORATE BONDS & NOTES - 7.7%
ENERGY - 4.5%
Energy Equipment & Services - 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	5,000	4,890

Oil, Gas & Consumable Fuels - 4.5%
Apache Corp., Senior Notes	4.750%	4/15/43	150,000	118,367
BP Capital Markets America Inc., Senior Notes	3.588%	4/14/27	410,000	395,112
Columbia Pipelines Holding Co. LLC, Senior Notes	6.042%	8/15/28	130,000	132,911	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	490,000	492,875
Ecopetrol SA, Senior Notes	4.625%	11/2/31	200,000	166,516
Energy Transfer LP, Senior Notes	2.900%	5/15/25	30,000	29,126
Energy Transfer LP, Senior Notes	5.250%	4/15/29	120,000	120,172
EQT Corp., Senior Notes	5.000%	1/15/29	120,000	117,666
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	90,000	87,212
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	170,000	167,633
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	110,000	110,475
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	130,000	122,021
Occidental Petroleum Corp., Senior Notes	3.500%	8/15/29	240,000	217,823
ONEOK Inc., Senior Notes	5.800%	11/1/30	110,000	113,410

See Notes to Schedule of Investments.

Western Asset Inflation Indexed Plus Bond Fund 2024 Quarterly Report	1

WESTERN ASSET INFLATION INDEXED PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Targa Resources Corp., Senior Notes	4.200%	2/1/33	130,000	$118,588
Western Midstream Operating LP, Senior Notes	3.100%	2/1/25	120,000	117,488

Total Oil, Gas & Consumable Fuels				2,627,395

TOTAL ENERGY				2,632,285

MATERIALS - 3.2%
Metals & Mining - 2.8%
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	280,000	267,350	(a)
Antofagasta PLC, Senior Notes	2.375%	10/14/30	340,000	284,646	(a)
ArcelorMittal SA, Senior Notes	7.000%	10/15/39	140,000	152,546
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	140,000	135,392	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	440,000	417,299
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	140,000	142,263
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	230,000	220,254

Total Metals & Mining				1,619,750

Paper & Forest Products - 0.4%
Inversiones CMPC SA, Senior Notes	4.375%	4/4/27	240,000	231,024	(b)

TOTAL MATERIALS				1,850,774

TOTAL CORPORATE BONDS & NOTES (Cost - $4,662,770)				4,483,059

COLLATERALIZED MORTGAGE OBLIGATIONS(c) - 4.2%
Benchmark Mortgage Trust, 2023-B38 A4	5.525%	4/15/56	130,000	134,196
BLP Commercial Mortgage Trust, 2023-IND A (1 mo. Term SOFR + 1.692%)	7.017%	3/15/40	330,000	331,079	(a)(d)
BX Commercial Mortgage Trust, 2023-VLT2 A (1 mo. Term SOFR + 2.281%)	7.606%	6/15/40	160,000	160,966	(a)(d)
BX Trust, 2022-VAMF A (1 mo. Term SOFR + 0.850%)	6.175%	1/15/39	190,000	188,481	(a)(d)
Citigroup Commercial Mortgage Trust, 2023-SMRT A	5.820%	10/12/40	230,000	234,196	(a)(d)
CSMC Trust, 2019-AFC1 A3	3.877%	7/25/49	161,594	150,985	(a)
Deephaven Residential Mortgage Trust, 2022-1 A2	2.961%	1/25/67	210,000	167,770	(a)(d)
Ellington Financial Mortgage Trust, 2022-1 A2	3.001%	1/25/67	120,000	86,937	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021- DNA6 M2 (30 Day Average SOFR + 1.500%)	6.820%	10/25/41	190,000	190,428	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022- DNA2 M1B (30 Day Average SOFR + 2.400%)	7.720%	2/25/42	200,000	203,907	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022- DNA3 M1A (30 Day Average SOFR + 2.000%)	7.320%	4/25/42	128,815	130,528	(a)(d)
La Quinta Mortgage Trust, 2023-LAQ A (1 mo. Term SOFR + 2.091%)	7.417%	3/15/36	118,211	118,781	(a)(d)

See Notes to Schedule of Investments.

2	Western Asset Inflation Indexed Plus Bond Fund 2024 Quarterly Report

WESTERN ASSET INFLATION INDEXED PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Collateralized Mortgage Obligations(c) - continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 A3	3.459%	12/15/49	189,679		$181,628
Residential Mortgage Loan Trust, 2020-2 A1	1.654%	5/25/60	26,340		26,063	(a)(d)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR4 A5	4.246%	4/25/35	171,786		164,340	(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $2,542,118)					2,470,285

SOVEREIGN BONDS - 0.5%
Peru - 0.5%
Peruvian Government International Bond, Senior Notes (Cost - $340,004)	2.783%	1/23/31	340,000		291,740

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.5%
United Kingdom - 0.5%
United Kingdom Inflation-Linked Gilt, Bonds (Cost - $268,026)	0.125%	3/22/68	302,764	GBP	262,857

ASSET-BACKED SECURITIES - 0.3%
Bear Stearns Asset Backed Securities Trust, 2003-ABF1 A (1 mo. Term SOFR + 0.854%)	6.184%	1/25/34	4,482		4,307	(d)
RCKT Mortgage Trust, 2024-CES1 A1A	6.025%	2/25/44	138,335		138,288	(a)(d)

TOTAL ASSET-BACKED SECURITIES (Cost - $142,740)					142,595

TOTAL INVESTMENTS - 98.9% (Cost - $64,478,620)					57,591,820
Other Assets in Excess of Liabilities - 1.1%					657,194

TOTAL NET ASSETS - 100.0%					$58,249,014

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

See Notes to Schedule of Investments.

Western Asset Inflation Indexed Plus Bond Fund 2024 Quarterly Report	3

WESTERN ASSET INFLATION INDEXED PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

Abbreviation(s) used in this schedule:

GBP	— British Pound
REMIC	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate

At March 31, 2024, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	2,862	EUR	2,597	Citibank N.A.	4/19/24	$58
USD	271,186	GBP	212,685	Citibank N.A.	4/19/24	2,714

Net unrealized appreciation on open forward foreign currency contracts						$2,772

Abbreviation(s) used in this table:

EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	Western Asset Inflation Indexed Plus Bond Fund 2024 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation Indexed Plus Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Statutory Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third

Western Asset Inflation Indexed Plus Bond Fund 2024 Quarterly Report	5

Notes to Schedule of Investments (unaudited) (continued)

party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

6	Western Asset Inflation Indexed Plus Bond Fund 2024 Quarterly Report

Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
U.S. Treasury Inflation Protected
Securities	—	$49,941,284	—	$49,941,284
Corporate Bonds & Notes	—	4,483,059	—	4,483,059
Collateralized Mortgage Obligations	—	2,470,285	—	2,470,285
Sovereign Bonds	—	291,740	—	291,740
Non-U.S. Treasury Inflation Protected Securities	—	262,857	—	262,857
Asset-Backed Securities	—	142,595	—	142,595

Total Investments	—	$57,591,820	—	$57,591,820

Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$2,772	—	$2,772

Total	—	$57,594,592	—	$57,594,592

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

Western Asset Inflation Indexed Plus Bond Fund 2024 Quarterly Report	7